UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 51

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 53

PEAR TREE FUNDS
(Exact Name of Registrant as Specified in Charter)

55 Old Bedford Road
Lincoln, MA 01773
(Address of Principal Executive Offices; Zip Code)

(781) 259-1144
(Registrant’s Telephone number, including Area Code)

Willard L. Umphrey
President
PEAR TREE ADVISORS, INC.
55 Old Bedford Road
Lincoln, Massachusetts 01773
(Name and Address of Agent for Service)

Copy to:

John Hunt, Esq.
Nutter, McClennen & Fish LLP
Seaport West
155 Seaport Boulevard
Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: June 5, 2013

It is proposed that this filing will become effective (check appropriate box)

☒                 immediately upon filing pursuant to paragraph (b)
☐                 on (date) pursuant to paragraph (b)
☐                 60 days after filing pursuant to paragraph (a)(1)
☐                 on (date) pursuant to paragraph (a)(1)
☐                 75 days after filing pursuant to paragraph (a)(2)
☐                 on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[PEAR TREE FUNDS LOGO]

PROSPECTUS

June 5, 2013

	Ordinary Shares	Institutional Shares

Pear Tree PanAgora Risk Parity Emerging Markets Fund	RPEMX	EMRPX
As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Page

SUMMARY INFORMATION	3

INFORMATION ABOUT INVESTMENT OBJECTIVE, STRATEGY AND RISKS7

MANAGEMENT	10

SHARE CLASS ELIGIBILITY	12

HOW TO PURCHASE	15

HOW TO EXCHANGE	17

HOW TO REDEEM	17

CALCULATION OF NET ASSET VALUE	19

SHAREHOLDER ACCOUNT POLICIES	20

OTHER POLICIES	22

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION	22

FINANCIAL HIGHLIGHTS	24

OBTAINING ADDITIONAL INFORMATION	25

 SUMMARY INFORMATION

Investment Objective: Long-term growth of capital.

Fee Table and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Risk Parity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	None
Other Expenses1	0.52%	0.52%
Total Annual Fund Operating Expenses2	1.37%	1.12%
_______________________

1 “Other Expenses” is based on estimated amounts for the current fiscal year.

2 “Total Annual Fund Operating Expenses” includes “Other Expenses,” which is based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in Risk Parity Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in Risk Parity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5 percent return each year and that Risk Parity Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Ordinary Class	$139	$434
Institutional Class	$114	$356

Portfolio Turnover

Risk Parity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Risk Parity Fund’s performance. Risk Parity Fund had not commenced operations as of March 31, 2013, and thus, there is no annual portfolio turnover rate information included.  Risk Parity Fund does not expect to have high portfolio turnover as compared to other equity mutual funds.

Principal Investment Strategy

Under normal market conditions, Risk Parity Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets IndexSM (“MSCI EM”).  Risk Parity Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Risk Parity Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region. Risk Parity Fund may invest in companies of any capitalization.

To manage Risk Parity Fund’s assets, its sub-adviser uses its proprietary risk parity strategy.  Its risk parity strategy uses an investment model that assigns a country-, sector-, and issuer-risk value to each security in the MSCI EM, and then builds a portfolio of some of those securities that attempts to balance those risks.  In addition to emerging markets securities, Risk Parity Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) in order to attempt to mitigate the adverse effects of foreign currency fluctuations. Risk Parity Fund also may lend its securities.  Risk Parity Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.  In unusual market conditions, Risk Parity Fund also may take temporary defensive positions, such as large investments in cash, that are inconsistent with its principal investment strategy.

Principal Investment Risks

It is possible to lose money by investing in Risk Parity Fund. An investment in Risk Parity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Risk Parity Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Risk Parity Fund has significant holdings, or weaknesses associated with one or more specific companies in which Risk Parity Fund may have substantial investments.  In addition, Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction.

Foreign Investing.  Risk Parity Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are especially acute for emerging markets securities.

Emerging Markets Risk.  The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries.

Liquidity Risk. Risk Parity Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Risk Parity Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Risk Parity Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Non-Diversification. Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund.  It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Sector. Risk Parity Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Risk Parity Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Risk Parity Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Risk Parity Fund’s investments in forward foreign currency exchange contracts and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Performance

Risk Parity Fund had not commenced operations as of December 31, 2012, and thus, there is no annual performance information included.

Management

Risk Parity Fund is managed by Pear Tree Advisors, Inc. Risk Parity Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”).   The following employees of PanAgora serve as the portfolio managers of Risk Parity Fund:

Investment Team                                Position at PanAgora                                                                Manager of Risk Parity Fund Since

Edward Qian,                                           Chief Investment Manager and                                                                2013
Ph.D., CFA                                Head of Research, Multi Asset

Bryan Belton, CFA                                Director, Multi Asset                                                                2013

Buying and Selling Fund Shares

You may buy or sell shares of Risk Parity Fund on any business day by contacting Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Purchase and redemption orders with respect to Risk Parity Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

Risk Parity Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Risk Parity Fund through a broker-dealer or other financial intermediary (such as a bank), Risk Parity Fund and its related companies may pay the intermediary for the sale of Risk Parity Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Risk Parity Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

 INFORMATION ABOUT INVESTMENT OBJECTIVE, STRATEGY AND RISKS

Investment Objective

Long-term growth of capital.  There is no guarantee that Risk Parity Fund will achieve its objective.  Risk Parity Fund’s investment objective may be changed by its Board of Trustees and without shareholder approval.

Principal Investment Strategy

Under normal market conditions, Risk Parity Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks, including depository receipts, warrants and rights, of emerging markets issuers.  Risk Parity Fund defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets IndexSM (“MSCI EM”).  As of February 1, 2013, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Risk Parity Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  Risk Parity Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region.  Risk Parity Fund may invest in companies of any capitalization.  In addition to emerging markets securities, Risk Parity Fund also may invest in forward foreign currency exchange contracts and other derivatives.

To manage Risk Parity Fund’s assets, its sub-adviser employs its proprietary risk parity strategy, which uses an investment model assigns a country-, sector-, and issuer-risk value to each security in the MSCI EM, and then builds a portfolio of some of those securities that attempts to balance those risks.  The goal of the strategy is to limit Risk Parity Fund’s exposure to “bubble risk,” that is, the risk of a sudden and significant drop in the portfolio’s value that results when market momentum causes a particular group of stocks within Risk Parity Fund to represent a disproportionate percentage of the overall risk in Risk Parity Fund.

Securities Lending. To earn additional income, Risk Parity Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one-third of the value of its total assets via a securities lending program through the securities lending agent. When Risk Parity Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by Risk Parity Fund in a money market fund.  Risk Parity Fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. Risk Parity Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by Risk Parity Fund to compensate it for its loss.

Should a borrower of securities fail financially, the lending Risk Parity Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, Risk Parity Fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Derivatives. Risk Parity Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

Cash Management. From time to time, Risk Parity Fund will hold some of its assets as cash. Any cash position held by Risk Parity Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions. Some of the assets of Risk Parity Fund generally are cash equivalent instruments, including money market funds. Except when Risk Parity Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of Risk Parity Funds to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, Risk Parity Fund may take temporary defensive positions, such as large investments in cash, that are inconsistent with Risk Parity Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, Risk Parity Fund may not achieve its investment objective.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Risk Parity Fund. Below is a description of the principal risks of investing in Risk Parity Fund.

Market Momentum.  Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction.

Foreign Securities, including Emerging Markets Securities.  Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Risk Parity Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Risk Parity Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.  The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, Risk Parity Fund may be able to invest indirectly in equity securities solely or primarily through pooled investment vehicles.  These securities could be more expensive because of additional management fees charged by the pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Risk Parity Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Risk Parity Fund fail to produce the intended results, Risk Parity Fund could underperform other funds with similar objectives and investment strategies.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Risk Parity Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Risk Parity Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing.  Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Forward and Currency Contracts.  Forward and currency contracts are subject to the risks inherent in most derivative contracts.  In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies.  Currency contracts also may be subject to national and international political and economic events.  Under certain market conditions, Risk Parity Fund could lose more than the amount it originally invested.  Risk Parity Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.

Non-Diversification.  Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund.  It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Sector. Risk Parity Fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EM, Risk Parity Fund’s benchmark, is concentrated in specific industry sectors.  Risk Parity Fund, however, does not have a policy to concentrate in any specific industry sector, and thus, it may not invest in the securities of an issuer if that investment would cause Risk Parity Fund to invest more than 25 percent of its assets in any one industry.  To the extent that Risk Parity Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Securities Lending. To earn additional income, Risk Parity Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one-third of the value of its total assets via a securities lending program through the securities lending agent. When Risk Parity Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the Pear Tree Fund in a money market fund.  Risk Parity Fund receives a premium for loaning its securities. That premium also is split with the securities lending agent.  Risk Parity Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by Risk Parity Fund to compensate it for its loss.  Should a borrower of securities fail financially, Risk Parity Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, Risk Parity Fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Derivatives. Risk Parity Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

Cash Management. From time to time, Risk Parity Fund will hold some of its assets as cash. Any cash position held by Risk Parity Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions. Some of the assets of Risk Parity Fund generally are cash equivalent instruments, including money market funds. Except when Risk Parity Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of Risk Parity Fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, Risk Parity Fund may take temporary defensive positions, including large investments in cash, that are inconsistent with Risk Parity Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, Risk Parity Fund may not achieve its investment objective.

Market, Industry and Specific Holdings.  The share price of Risk Parity Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the Risk Parity Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Risk Parity Fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad.  Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management.  Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Risk Parity Fund holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner.  Adverse market or economic conditions may result in limited or no trading market for other securities held by Risk Parity Fund. Under any of these conditions, it may be difficult for Risk Parity Fund to receive a sales price comparable to the value assigned to the security by the Risk Parity Fund, or if the Risk Parity Fund continues to hold the security in its portfolio, to determine the value of the security.  Risk Parity Fund may not invest in the securities of an issuer if that investment would cause Risk Parity Fund to invest more than 15 percent of its assets in illiquid securities.

Changes in Policies

The Risk Parity Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings

A description of Risk Parity Fund’s policies and procedures with respect to the disclosure of Risk Parity Fund’s portfolio securities is available in Risk Parity Fund’s Statement of Additional Information.

 MANAGEMENT

The Manager

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of Risk Parity Fund subject to oversight by the Board.  The Manager is a privately held financial services firm providing management and administrative services and facilities to Risk Parity Fund. As of April 30, 2013, the firm had approximately $1.4 billion in assets under management.

The Manager may, subject to oversight by the Board, choose the investments of Risk Parity Fund itself or select one or more sub-advisers to execute the day-to-day investment strategies of Risk Parity Fund.  Pear Tree Funds and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated sub-advisers with respect to any Pear Tree Fund without obtaining shareholder approval.  With Board approval, the Manager may employ a new unaffiliated sub-adviser for Risk Parity Fund, change the terms of the advisory contract with an unaffiliated sub-adviser, or enter into new advisory contracts with a sub-adviser.  The Manager retains ultimate responsibility to oversee the sub-advisers to Risk Parity Fund and to recommend their hiring, termination, and replacement.  Shareholders of Risk Parity Fund continue to have the right to terminate the advisory contract applicable to Risk Parity Fund at any time by a vote of the majority of the outstanding voting securities of Risk Parity Fund.  Shareholders will be notified if the sub-adviser is removed or replaced or if there has been any material amendment to an advisory contract.

The Sub-Adviser and Portfolio Managers

Sub-Adviser.  PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, Boston, Massachusetts 02110, serves as the sub-adviser to Risk Parity Fund, subject to the Manager's oversight.  As of April 30, 2013, PanAgora had approximately $ 35 in assets under management in portfolios of institutional pension and endowment funds, among others.  PanAgora's employees and Putnam Investments, LLC are the principal shareholders of PanAgora.

Portfolio Managers.  Risk Parity Fund is managed by the following team at PanAgora:

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with PanAgora, primary role and investment experience
Edward Qian, Ph.D., CFA	Since 2013	Chief Investment Manager and Head of Research, Multi Asset Investment professional since 1998; Dr. Qian joined PanAgora in 2007
Bryan Belton, CFA	Since 2013	Director, Multi Asset Mr. Belton joined PanAgora in 2005

The Statement of Additional Information provides additional information about compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of Risk Parity Fund.

Management and Advisory Fees

The rate shown is a fixed rate based on Risk Parity Fund's average daily net assets.

	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Advisory Fee Rate* (for fiscal year ended March 31, 2013)
Risk Parity Fund	$0 -- 300 Million	0.60%	N/A*
	$300 Million – 600 Million	0.65%	N/A*
	$600 Million or more	0.70%	N/A*
* Since Risk Parity Fund is new, no actual investment advisory fee rate information is available.

A discussion regarding the basis for the Board’s approval of Risk Parity Fund’s investment advisory agreement and subadvisory agreement will be included in Risk Parity Fund’s next annual or semi-annual report to shareholders.  You may request Risk Parity Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Pear Tree Funds representative at (800) 326-2151.  The reports are also available, free of charge, at www.peartreefunds.com.

Distributor and Distribution Plan

U.S. Boston Capital Corporation (the "Distributor") is the distributor (or principal underwriter) of Risk Parity Fund’s shares.

Risk Parity Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of Risk Parity Fund’s Ordinary Shares and for services provided to shareholders of Risk Parity Fund’s Ordinary Shares as described above.  Rule 12b-1 fees are paid out of Risk Parity Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges.  The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, Risk Parity Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Revenue Sharing Payments.  The Manager or its affiliates may make payments, out of their own assets, to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will be paid by the Manager or its affiliates out of their profits or other available sources and will not impact the total operating expenses of Risk Parity Fund.  The intermediaries to which payments may be made are determined by the Manager.  These payments, often referred to as “revenue sharing payments,” may be in addition to other payments, such as Rule 12b-1 fees, and may provide an incentive, in addition to any sales charge, to these firms to actively promote Risk Parity Fund or to provide marketing or service support to Risk Parity Fund.

In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of Risk Parity Fund.  Please contact your financial intermediary for details about revenue sharing payments it may receive.

Administrative and Processing Support Payments.  The Manager or its affiliates may make payments to certain financial intermediaries that sell Risk Parity Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that Risk Parity Fund does not pay for these costs directly.  The Manager or its affiliates also may make payments to certain financial intermediaries that sell Risk Parity Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services, such as setting up one or more Pear Tree Funds on a financial intermediary’s mutual fund trading system.

 SHARE CLASS ELIGIBILITY

Risk Parity Fund offers two classes of shares through this prospectus:  Ordinary Shares and Institutional Shares.  Ordinary Shares are available to all purchasers and are subject to a fee of 0.25 percent charged pursuant to Rule 12b-1 under the 1940 Act (“12b-1 fee”).  Institutional Shares are available to limited classes of purchasers on a “no-load” basis, that is, they are not subject to a sales charge, nor are they subject to a 12b-1 fee.  At this time the Risk Parity Fund does not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).

Ordinary Shares

The minimum initial investment in Risk Parity Fund's Ordinary Shares is generally $2,500. However, you may make a minimum investment of $1,000 in Risk Parity Fund if you:

•	Participate in Risk Parity Fund’s Automatic Investment Plan;

•	Open a Uniform Gifts/Transfers to Minors account; or

•
Open an Individual Retirement Account (“IRA”) or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, as amended, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Manager, at its discretion, may waive these minimum investment amounts.

You may make subsequent purchases in any amount, although the Manager, at its discretion, reserves the right to impose a minimum at any time.

Institutional Shares

Institutional Shares are offered to categories of investors that meet certain eligibility requirements and corresponding minimum investment amount requirements.  There is no minimum amount required for additional investments in Institutional Shares.

Minimum Initial Investment	Category of Investor and Eligibility Requirements
$1 million or more
• Benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including Risk Parity Fund;

• Banks and insurance companies purchasing shares for their own account;

• An insurance company separate account; or

• A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate
If an account or group of accounts is (a) not represented by a broker-dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

• A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;

• An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

• A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

None
Investments made for an individual account or a group of accounts:
• Through a mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an appropriate agreement with the Distributor or clearing entity; or

• By registered investment advisers that are (a) charging an asset-based fee for their advisory services and (b) purchasing on behalf of their clients.

You should ask your investment firm if it offers, and you are eligible to participate in, such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of Risk Parity Fund and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither Risk Parity Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

Minimum Initial Investment	Category of Investor and Eligibility Requirements

None None
• Any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or

• Officers, partners, trustees or directors and employees of the Pear Tree Funds, the Pear Tree Funds’ affiliates, or of the Pear Tree Funds’ Sub-Advisers and their affiliates (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in the immediately preceding paragraph must provide Pear Tree Institutional Services, the Pear Tree Funds' transfer agent (the “Transfer Agent”), with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Pear Tree Funds.

The Manager, at its sole discretion, may authorize purchases of Institutional Shares to other categories of investors in amounts of at least $1 million.  In addition, the Manager may waive, at its sole discretion, any minimum investment amount applicable to any investor or category of investors.  Please call 1-800-326-2151 for more information.

 HOW TO PURCHASE

Making an Initial Investment

You must provide Risk Parity Fund with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.

You may purchase shares of each class of Risk Parity Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by Risk Parity Fund.  Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price.  Risk Parity Fund will accept orders for purchases of shares on any day on which the NYSE is open.  The offering of shares of Risk Parity Fund may be suspended from time to time, and Risk Parity Fund reserves the right to reject any specific order.

Transaction Privileges.  If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application.  You should carefully review the Application and particularly consider the discussion in this Prospectus regarding Risk Parity Fund’s policies on exchanges of Risk Parity Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See - Investment Through Tax Deferred Retirement Plans, below.  For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151.  Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification.  Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow Risk Parity Fund to identify you.  Risk Parity Fund may close your account if it cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check.  You may purchase shares of Risk Parity Fund by sending a check payable in U.S. dollars to the Pear Tree Funds specifying Risk Parity Fund and the amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs.  Third-party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated, unless they clear prior to that time.

Minimum Account Size

Risk Parity Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares.  If you hold fewer than the required minimum number of shares in your account, Risk Parity Fund reserves the right to notify you that it intends to sell your shares and close your account.  You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to certain qualified retirement plan accounts.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for Risk Parity Fund by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of Risk Parity Fund.  You may cancel your participation in the Plan at any time, but your request must be received at least five business days before the next automatic withdrawal (generally the 20th of each month) to become effective at least for that withdrawal.  Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal.  Risk Parity Fund or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions.  For new accounts, you must provide a completed Account Application before, or at the time of, payment.  To ensure that a wire is credited to the proper account, please specify your name, Risk Parity Fund, the class of shares in which you are investing, and your account number.  A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares of Risk Parity Fund in an existing account, you should identify Risk Parity Fund and your account number.  If you wish to make additional investments in more than one Pear Tree Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check.  Additional shares may be purchased by ACH payment as well.

Subsequent investments in Risk Parity Fund will be processed at the per class share Net Asset Value next determined after your subsequent investment request is determined to be in good order by Pear Tree Funds.

Investments through Tax-Deferred Retirement Plans

Risk Parity Fund is available for investment through various tax-deferred retirement vehicles.  Please call 1-800-326-2151 for assistance. These types of investments may be subject to specific fees.

Confirmation Statements

The Transfer Agent maintains an account for each investment firm or individual shareholder and records all account transactions. If you hold Risk Parity Fund shares in your name, you will be sent confirmation statements showing the details of your transactions as they occur.  If you hold Risk Parity Fund shares through a financial intermediary, your financial intermediary should send you confirmation statements.

 HOW TO EXCHANGE

You can exchange all or a portion of your shares between Pear Tree Funds within the same class, subject to the applicable minimum.  You may not exchange from one class of shares to another class of shares of the same or a different Pear Tree Fund.  There is no fee for exchanges.  The exchange privilege is available only in states where shares of the Pear Tree Fund being acquired may legally be sold. Individual Funds may not be available in each state.  You should be aware that exchanges might produce a gain or loss for tax purposes.

You can make exchanges in writing or by telephone, if applicable.  See How to Redeem – Telephone Redemptions and Exchanges, below.  Exchanges will be made at the per share Net Asset Value of shares of such class next determined after the exchange request is received in good order by Pear Tree Funds.  If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time).  The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares may not be exchanged by facsimile request or by electronic mail.

 HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered.  The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed.  The use of signature guarantees is designed to protect both you and Risk Parity Fund from the possibility of fraudulent requests for redemption.

Generally, shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

Telephone Redemptions and Exchanges

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last 30 days.  You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time).

Once you make a telephone redemption or exchange request, you may not cancel it.  Risk Parity Fund, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on redemption or exchange instructions received by telephone reasonably believed to be genuine.  Risk Parity Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine.  It is Risk Parity Fund’s policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis.  You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151.  You may stop your participation in the Automatic Withdrawal Plan at any time. Additionally, Risk Parity Fund or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of Risk Parity Fund by written request, by telephone (if elected in writing) and by automatic withdrawal.  Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by Risk Parity Fund.

Good order means that:

•	You have provided adequate instructions

•	There are no outstanding claims against your account

•	There are no transaction limitations on your account

Medallion signature guarantees and other requirements

You are required to obtain a medallion signature guarantee when you are:

•	Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

•	Requesting a redemption within 30 days of changing your account registration or address

•	Requesting a redemption, exchange or transfer to someone other than the account owner(s)

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations.  You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open.  The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see - Payment of Redemption Amount, below).

Payment of Redemption Amount

Risk Parity Fund will generally send redemption proceeds within three business days of the execution of a redemption request.  However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, Risk Parity Fund reserves the right to hold the redemption check until monies have been collected by Risk Parity Fund from the customers’ bank.

Risk Parity Fund may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or any emergency which makes it impracticable for Risk Parity Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission.  Risk Parity Fund may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Redemptions In-Kind

For redemptions in excess of $250,000, or one (1) percent of Risk Parity Fund’s net assets, whichever is less, Risk Parity Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities rather than in cash.

 CALCULATION OF NET ASSET VALUE

Net asset value for one Risk Parity Fund share is the value of that share’s portion of all of the net assets in Risk Parity Fund.  Risk Parity Fund calculates its net asset value by adding the value of Risk Parity Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of Risk Parity Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for regular trading.  Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

Risk Parity Fund’s assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of Risk Parity Fund’s net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Board.  Other significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action.  For certain securities, where no sales have been reported, Risk Parity Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

To the extent that Risk Parity Fund holds foreign securities, Risk Parity Fund translates values for any portfolio investments quoted in foreign currencies into U.S. dollars using currency exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect Risk Parity Fund’s net asset value.  Because foreign markets may be open at different times than the NYSE, the value of Risk Parity Fund’s shares may change on days when shareholders are not able to buy or sell them.  Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for Risk Parity Fund is calculated.  Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of Risk Parity Fund’s net asset value. If events materially affecting the value of Risk Parity Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Board.

 SHAREHOLDER ACCOUNT POLICIES

Household Delivery of Fund Documents

Risk Parity Fund will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with Risk Parity Fund.  If you wish to revoke your consent to this practice, you may do so by notifying Risk Parity Fund, by phone or in writing (see “Obtaining Additional Information, below).  Risk Parity Fund will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Privacy

Risk Parity Fund has a policy that protects the privacy of your personal information.  A copy of Risk Parity Fund’s privacy notice was given to you at the time you opened your account.  Risk Parity Fund will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders.  You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.

Excessive Trading

Frequent trading into and out of Risk Parity Fund can disrupt portfolio management strategies, harm Risk Parity Fund’s performance by forcing Risk Parity Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of Risk Parity Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings.  Risk Parity Fund, which invests in foreign securities, may have increased exposure to the risks of short-term trading.

Risk Parity Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing.  Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in Risk Parity Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within a short period of time after the shares were purchased;

•	You make two or more purchases and redemptions within a short period of time;

•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Pear Tree Fund shares by Pear Tree Fund investors.  Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading.  If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to Risk Parity Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of Risk Parity Fund’s shareholders.  While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in Risk Parity Fund may be adversely affected.

Risk Parity Fund shares may be held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Risk Parity Fund’s policies.

Risk Parity Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. Risk Parity Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that Risk Parity Fund believes are requested on behalf of market timers. Risk Parity Fund reserves the right to reject any purchase request by any investor or financial institution if Risk Parity Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to Risk Parity Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in Risk Parity Fund.  Risk Parity Fund and its agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of  Risk Parity Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

Risk Parity Fund may impose further restrictions on trading activities by market timers in the future.  Risk Parity Fund’s prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

 OTHER POLICIES

Risk Parity Fund reserves the right to:

•
Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Risk Parity Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•	Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

•	Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

•
Suspend transactions in Risk Parity Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for Risk Parity Fund to sell or value their portfolio securities.

 DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions

Risk Parity Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover.  Normally, distributions are made once a year in December.

All distributions will be automatically reinvested in additional shares of Risk Parity Fund unless you elect to have dividends, capital gains, or both paid by check.  If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10.  If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of Risk Parity Fund.  All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting Risk Parity Fund and its shareholders.  The following assumes that Risk Parity Fund’s shares will be treated as capital assets in the hands of each shareholder.  Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in Risk Parity Fund with respect to your specific tax situation prior to making an investment in Risk Parity Fund.  Risk Parity Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year.  Although Risk Parity Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares.  Distributions from net long-term gains recognized by a fund are taxable as long term taxable gains regardless of the length of time a shareholder has held the shares and whether or not the distributions is paid in cash or additional shares.  All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by Risk Parity Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.  Distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes.  Depending on the tax rules in the state in which you live, a portion of the dividends paid by Risk Parity Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your Risk Parity Fund shares is a taxable event and may result in capital gain or loss.  A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds.  Any capital loss incurred on the sale or exchange of Risk Parity Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.  Additionally, any loss realized on a sale, redemption or exchange of shares of Risk Parity Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of Risk Parity Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of Risk Parity Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from Risk Parity Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.  If you purchase shares of Risk Parity Fund through a financial intermediary, that entity will provide this information to you.

Risk Parity Fund intends to elect to be taxed each year as a regulated investment company.  A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders.  However, should Risk Parity Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.

Risk Parity Fund is required to withhold a legally determined portion, currently 28 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide Risk Parity Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.  This is not an additional tax but can be credited against your tax liability. Shareholders that invest in Risk Parity Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account.  These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

Foreign Income Taxes.  Investment income received by Risk Parity Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which would entitle Risk Parity Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to determine the effective rate of foreign tax for Risk Parity Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50 percent in value of Risk Parity Fund’s total assets at the close of any taxable year consists of securities of foreign corporations (which is likely), Risk Parity Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by Risk Parity Fund.  They may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by Risk Parity Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from Risk Parity Fund and your allocable share of foreign income taxes paid by Risk Parity Fund.  You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally.  Alternatively, you could treat your allocable share of the foreign income taxes paid by Risk Parity Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that Risk Parity Fund will qualify to make the Foreign Election; however, Risk Parity Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

 FINANCIAL HIGHLIGHTS

No financial highlights are presented for Risk Parity Fund because Risk Parity Fund is new.

 OBTAINING ADDITIONAL INFORMATION

More information about Risk Parity Fund may be obtained free upon request.

Risk Parity Fund’s Statement of Additional Information and, as they become available, annual and semi-annual reports to shareholders include additional information about Risk Parity Fund.  Risk Parity Fund’s annual report will discuss the market conditions and investment strategies that significantly affected Risk Parity Fund’s performance during its last fiscal years.  The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.  Risk Parity Fund will also file their complete schedules of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.  The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.peartreefunds.com.

If you have questions about Risk Parity Fund or your account, or you wish to obtain free copies of Risk Parity Fund’s current SAI or, when they become available, annual or semiannual reports, please contact your financial adviser or contact us by mail, by telephone or on the internet.

By Mail:	Pear Tree Institutional Services 55 Old Bedford Road Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.peartreefunds.com

You may review and obtain copies of Risk Parity Fund’s SAI and, as they become available, financial reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.  You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.  Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room.  You may need to refer to the Pear Tree Funds’ file number.  You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

SEC 1940 Act File No. 811-03790.

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC.

“MSCI Emerging Markets Index” is a service mark of MSCI Inc.

[PEAR TREE FUNDS LOGO]

STATEMENT OF ADDITIONAL INFORMATION

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Ordinary Shares Institutional Shares RPEMX EMRPX
June 5, 2013

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated June 5, 2013 for the Ordinary Shares and Institutional Shares of Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity Fund”), as supplemented or revised from time to time (the “Prospectus”).  This SAI incorporates by reference Risk Parity Fund’s annual report and semi-annual report, as they become available.  A copy of the Prospectus and, as they become available, Risk Parity Fund’s annual and semi-annual reports may be obtained free of charge by calling 1-800-326-2151, by written request to the Pear Tree Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.peartreefunds.com.

TABLE OF CONTENTS

Page

FUND HISTORY	3

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS	3

INVESTMENT POLICIES	20

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE	24

PRINCIPAL SHAREHOLDERS	32

THE MANAGER AND THE SUB-ADVISER	32

DISTRIBUTOR AND DISTRIBUTION PLAN	36

OTHER SERVICE PROVIDERS	39

PORTFOLIO TRANSACTIONS	40

DISCLOSURE OF PORTFOLIO HOLDINGS	42

SHARES OF THE TRUST	44

TAXATION	50

PROXY VOTING POLICIES	56

FUND HISTORY

The Pear Tree Funds (the “Trust”) (formerly known as Quantitative Group of Funds, d/b/a Quant Funds) is an open-end, management investment company that was established in 1983 as a business trust under Massachusetts law and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). A copy of the Second Amended and Restated Declaration of Trust dated May 25, 2011, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts.

Risk Parity Fund is a series of the Trust. Risk Parity Fund, together with the other separate series of the Trust, are referred to as the “Pear Tree Funds”.  Capitalized terms used in this SAI but not defined herein have the same meaning as in the Prospectus.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of Risk Parity Fund.  This section supplements the disclosure in the Prospectus and provides additional information on Risk Parity Fund’s investment policies or restrictions that are not principal investment policies or restrictions.  Restrictions or policies stated as a maximum percentage of Risk Parity Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable.  Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Risk Parity Fund’s restrictions and policies.  There is no assurance that Risk Parity Fund’s objectives will be achieved.

(a)	Securities and Other Instruments, Other Than Derivatives

Equity Securities

Risk Parity Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets.  Risk Parity Fund’s equity securities may be denominated in foreign currencies and may be held outside the United States.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Risk Parity Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

Fixed Income Securities

Risk Parity Fund may invest in fixed income securities of any quality or maturity. Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in Risk Parity Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities.  A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by Risk Parity Fund’s sub-adviser.

Fixed income securities rated below investment grade are commonly referred to as “high-yield bonds” and are considered speculative.  Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

The following are certain risks associated with investments in fixed income securities.  These risks apply to any Pear Tree Fund that invests in fixed income securities.

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Interest Rate Risk - the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the Risk Parity Fund’s income and the market value of, the instrument.

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Credit Risk.  The risk that the issuer of the fixed income security, and if guaranteed, the guarantor of the security, will default on its obligation to pay principal, interest or both.  Generally, lower rated securities have a higher likelihood of defaulting than a higher rated security.

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Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) – the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

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Liquidity Risk - the risk that Risk Parity Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.

U.S. Government Obligations

The types of U.S. Government obligations in which Risk Parity Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export —Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.  Risk Parity Fund may purchase U.S. Government obligations on a forward commitment basis. Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).  The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship.  No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by Risk Parity Fund will be successful.

Convertible Securities

Risk Parity Fund may hold convertible securities of foreign or domestic issuers.  A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities.  Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock.  The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Repurchase Agreements

Risk Parity Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers.  Under repurchase agreements, these parties sell securities to Risk Parity Fund and agree to repurchase the securities at Risk Parity Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which Risk Parity Fund receives securities as collateral.    The securities purchased by Risk Parity Fund have a total value in excess of the purchase price paid by Risk Parity Fund and are held by the custodian or another Board-approved custodian bank until repurchased.  Repurchase agreements assist Risk Parity Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is directly or indirectly monitored by the sub-adviser to the Risk Parity Fund.  Risk Parity Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

If the other party or “seller” defaults, Risk Parity Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by Risk Parity Fund are less than the repurchase price and Risk Parity Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, Risk Parity Fund could suffer additional losses if a court determines that Risk Parity Fund’s interest in the collateral is not enforceable.  In evaluating whether to enter into a repurchase agreement, the sub-adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to Risk Parity Fund’s shareholders.

Reverse Repurchase Agreements

Risk Parity Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions.  Under a reverse repurchase agreement, Risk Parity Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  Risk Parity Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from Risk Parity Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on Risk Parity Fund’s records while a reverse repurchase agreement is in effect.

Reverse repurchase agreements involve the risk that the market value of securities sold by Risk Parity Fund may decline below the price at which it is obligated to repurchase the securities.  If the other party or “seller” defaults, Risk Parity Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by Risk Parity Fund are less than the repurchase price and Risk Parity Fund’s cost associated with delay and enforcement of the repurchase agreement.  In addition, in the event of bankruptcy of the seller, Risk Parity Fund could suffer additional losses if a court determines that Risk Parity Fund’s interest in the collateral is not enforceable.

Investments in Other Investment Companies

Risk Parity Fund may invest in the shares of other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies.  Federal law restricts the ability of one registered investment company to invest in another.  As a result, the extent to which Risk Parity Fund may invest in another investment company may be limited.

Risk Parity Fund indirectly bears its proportionate share of any management and other fees paid by the other investment company in addition to the investment management and other fees paid by Risk Parity Fund, and thus, shareholders of Risk Parity Fund would be subject to duplicative fees.

To the extent that Risk Parity Fund invests in another investment company, the investment performance and risks of Risk Parity Fund would be directly related to the investment performance of the underlying funds.

Risk Parity Fund indirectly bears its proportionate share of any management and other fees paid by the other investment company in addition to the investment management and other fees paid by Risk Parity Fund, and thus, shareholders of Risk Parity Fund would be subject to duplicative fees.

Exchange Traded Funds (“ETFs”)

Risk Parity Fund may invest in shares of ETFs. ETFs, such as Standard & Poor’s Corporation depositary receipts (“SPDRs”), Nasdaq 100 Index Trading Stock (“QQQs”), iShares and various country index funds, are investment companies whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System “NASDAQ”. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit then sells the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Risk Parity Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of Risk Parity Fund’s own operations.

Exchange Traded Notes

Consistent with its ability to invest in fixed income securities and to enter into derivatives contracts, Risk Parity Fund may invest in exchange traded notes (“ETNs”).  ETNs are unsecured, unsubordinated debt securities typically issued by an underwriting financial institution, which are designed to track the performance of a market index and may provide exposure to the returns of various market indices, including indices linked to stocks, bonds, commodities and currencies.  ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be redeemed at any time or can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific index that the ETN is designed to track minus certain fees. Unlike fixed income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.

ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations.  The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the particular index.  When Risk Parity Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  Additionally, the issuer may impose restrictions on Risk Parity Fund's right to redeem its investment in an ETN.

Real Estate Investment Trusts

Risk Parity Fund may invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs generally are not taxed on income distributed to shareholders provided they comply with the applicable income tax rules.  In some cases, Risk Parity Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by Risk Parity Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.  If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Section 4(2) Commercial Paper

Risk Parity Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Asset-Backed Securities

Risk Parity Fund may invest in asset-backed securities.  Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities.  Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities.  The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.  The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement.  The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and Risk Parity Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.  The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

When-Issued Transactions

Risk Parity Fund may invest in when-issued securities.  New issues of securities are often offered on a when-issued basis.  This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Risk Parity Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on Risk Parity Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on Risk Parity Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by Risk Parity Fund.

Securities purchased on a when-issued basis and held by Risk Parity Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income Risk Parity Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in Risk Parity Fund’s net asset value.

When payment for when-issued securities is due, Risk Parity Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than Risk Parity Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Investment in Initial Public Offerings

Risk Parity Fund may invest in initial public offerings (“IPO”) of equity securities.  The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies.  Many companies engaged in IPOs are smaller capitalization companies that present the risks of such companies described in “Principal Investment Risks” in the Prospectus.  Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets.  Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPOs could represent a significant portion of Risk Parity Fund’s investment performance. Risk Parity Fund cannot assure that investments in IPOs will continue to be available to Risk Parity Fund or, if available, will result in positive investment performance, particularly during times when Risk Parity Fund is of smaller size. In addition, as Risk Parity Fund’s assets increase, the impact of investments in IPOs on the overall performance of Risk Parity Fund is likely to decrease.

Risk Parity Fund may sell stocks purchased in IPOs shortly after the time of the offering in order to realize a short-term profit.  Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPOs, Risk Parity Fund may continue to hold such stocks for long-term investment if Risk Parity Fund’s sub-adviser believes this is appropriate.  Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, Risk Parity Fund may purchase newly public stocks in the secondary market if Risk Parity Fund’s sub-adviser determines that this is an appropriate investment.  Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price.  Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

Securities Loans

Risk Parity Fund may make secured loans of its portfolio securities.  The risks in lending portfolio securities, as with other extensions of credit, consist of (a) possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially or (b) the risk that the underlying collateral will decrease in value.  Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent.  The borrower pays to Risk Parity Fund an amount equal to any dividends or interest received on the securities lent. Risk Parity Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower.  Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, Risk Parity Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by Risk Parity Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. Risk Parity Fund may also call such loans in order to sell the security involved.

Borrowings

Risk Parity Fund’s policies on borrowings are described in “Investment Policies—Fundamental Investment Policies,” below.  Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of Risk Parity Fund’s shares to be more volatile than if the fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of Risk Parity Fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, Risk Parity Fund may have to sell securities at a time and at a price that is unfavorable to Risk Parity Fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate Risk Parity Fund’s net investment income in any given period. Currently Risk Parity Fund does not contemplate borrowing money for leverage, but if Risk Parity Fund does so, it will not likely do so to a substantial degree.

Short Sales

Risk Parity Fund may sell securities “short against the box.”  A short sale involves Risk Parity Fund borrowing securities from a broker and selling the borrowed securities. Risk Parity Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, Risk Parity Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Risk Parity Fund intends to use such short sales against the box to hedge.  For example when Risk Parity Fund believes that the price of a current portfolio security may decline, Risk Parity Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately.  In such a case, any future losses in Risk Parity Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If Risk Parity Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if Risk Parity Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which Risk Parity Fund may make short sales against the box.

Special Situations

Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance Risk Parity Fund’s capital appreciation potential. These investments are generally illiquid. See “-Illiquid Securities,” below.

Illiquid Securities

Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.”  An illiquid security is one that Risk Parity Fund may have difficulty, or may even be legally precluded from, selling within a particular time. Risk Parity Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. The SEC currently limits the amount of illiquid securities that may be purchased by a mutual fund such as Risk Parity Fund.

The principal risk of investing in illiquid securities is that Risk Parity Fund may be unable to dispose of them at the time desired or at a reasonable price.  In addition, in order to resell a restricted security, Risk Parity Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

Temporary Defensive Strategy

Risk Parity Fund may invest in cash, cash equivalents, and short-term debt obligations for temporary defensive purposes and for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments).  Short-term debt obligations may include obligations of the U.S. government and in securities of foreign governments.  Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks and foreign banks having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity.  Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc.(“Moody’s”) or A-1 by Standard & Poor’s Corporation (“S&P”), or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or Risk Parity Fund’s sub-adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

(b)	Derivatives

Equity Swaps

From time to time, Risk Parity Fund may enter into equity swaps.  Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset.  In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.  Although swap agreements entail the risk that a party will default on its payment obligations, Risk Parity Fund will minimize this risk by entering into agreements only with counterparties that the sub-adviser to Risk Parity Fund deems creditworthy.  Swap agreements bear the risk that Risk Parity Fund will not be able to meet its obligation to the counterparty.  This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.  To gain additional market exposure, Risk Parity Fund may also invest in equity linked notes.  These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk.  Due to default risk, each sub-adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Total Rate of Return Swaps

Risk Parity Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to Risk Parity Fund than if they had invested directly in an instrument that yielded that desired return.

Interest Rate Swaps and Other Transactions

Risk Parity Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.  Risk Parity Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Risk Parity Fund receiving or paying, as the case may be, only the net amount of the two payments. When Risk Parity Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).  Risk Parity Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.

The net amount of the excess, if any, of Risk Parity Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by Risk Parity Fund’s Custodian.  To the extent that Risk Parity Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of Risk Parity Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. Risk Parity Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.

If there is a default by the other party to such a transaction, Risk Parity Fund will have contractual remedies pursuant to the agreement related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation.  As a result, the swap market has become relatively liquid.  The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions.  If the sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of Risk Parity Fund will diminish compared to what it would have been if this investment technique was not used.  Risk Parity Fund may only enter into interest rate swaps to hedge its portfolio.  Interest rate swaps do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that Risk Parity Fund is contractually obligated to make.  If the other party to an interest rate swap defaults, Risk Parity Fund’s risk of loss consists of the net amount of interest payments that Risk Parity Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, Risk Parity Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Forward Commitments

Risk Parity Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if Risk Parity Fund holds, and maintains until the settlement date in a segregated account with Risk Parity Fund’s custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price.  These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of Risk Parity Fund’s other assets.  Although Risk Parity Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, Risk Parity Fund may dispose of a commitment prior to settlement if Risk Parity Fund’s sub-adviser deems it appropriate to do so. Risk Parity Fund may realize short-term profits or losses upon the sale of forward commitments.

Warrants

Risk Parity Fund may invest in warrants purchased as units or attached to securities purchased by Risk Parity Fund.  Warrants provide Risk Parity Fund with the right to purchase an equity security at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Options

Writing Covered Call Options.  Risk Parity Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that Risk Parity Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised).  The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Writing a call option obligates Risk Parity Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option.  By writing a call option, Risk Parity Fund receives an option premium from the purchaser of the call option. Call options are generally written for periods of less than six months.

Risk Parity Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities.  Risk Parity Fund may also write call options to partially hedge a possible stock market decline.  Covered call options generally would not be written by Risk Parity Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and Risk Parity Fund does not desire to sell the common stock for tax or other reasons.

The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised.  So long as Risk Parity Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline.  Risk Parity Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options.  Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that Risk Parity Fund will be able to effect such transactions at any particular time or at an acceptable price.  If Risk Parity Fund was unable to enter into a closing purchase transaction, the principal risks to Risk Parity Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated.  The writing of covered call options could result in an increase in the portfolio turnover rate of Risk Parity Fund, especially during periods when market prices of the underlying securities appreciate.

Writing Covered Put Options.  Risk Parity Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.  When Risk Parity Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, Risk Parity Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. Risk Parity Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for an option Risk Parity Fund has written, however, Risk Parity Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.  Risk Parity Fund may write put options as an alternative to purchasing actual securities. If security prices rise, Risk Parity Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that Risk Parity Fund will also profit, because it should be able to close out the option at a lower price.  If security prices fall, Risk Parity Fund would expect to suffer a loss.  This loss should be less than the loss Risk Parity Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options.  Risk Parity Fund is authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option Risk Parity Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting Risk Parity Fund’s risk of loss through a decline in the market value of the security until the put option expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by Risk Parity Fund for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out Risk Parity Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.  Risk Parity Fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by Risk Parity Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options.  Risk Parity Fund is also authorized to purchase call options.  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract).  Risk Parity Fund will purchase call options only in connection with “closing purchase transactions.”  Risk Parity Fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by Risk Parity Fund would exceed 5 percent of the market value of its total assets.

Interest Rate and Financial Futures Options.

Risk Parity Fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date.  A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller).  A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index.  Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.  Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Risk Parity Fund may also purchase and write call and put options on futures contracts.  Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

Risk Parity Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.  Risk Parity Fund will enter into a futures contract only if the contract is “covered” or if Risk Parity Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit).  Risk Parity Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5 percent of the contract amount, must be deposited with the broker.  This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract.  Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.”  At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on Over-the-Counter (“OTC”) Options.

Risk Parity Fund may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.  Risk Parity Fund will acquire only those OTC options for which the sub-adviser believes Risk Parity Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).  The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, Risk Parity Fund has adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (a) the market value of outstanding OTC options held by Risk Parity Fund; (b) the market value of the underlying securities covered by outstanding OTC call options sold by Risk Parity Fund; (c) margin deposits on Risk Parity Fund’s existing OTC options on futures contracts; and (d) the market value of all other assets of Risk Parity Fund that are illiquid or are not otherwise readily marketable, would exceed 15 percent of its net assets, taken at market value.  However, if an OTC option is sold by Risk Parity Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and Risk Parity Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then Risk Parity Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price).  The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions.

The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge.  If the price of the options or futures moves more or less than the price of hedged securities, Risk Parity Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.  The successful use of options and futures also depends on the sub-adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction.  To compensate for imperfect correlations, Risk Parity Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.  Conversely, Risk Parity Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts.  The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.  Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which Risk Parity Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

Risk Parity Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time.  When effecting such transactions, cash or marketable securities held by Risk Parity Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on Risk Parity Fund’s records at the trade date and maintained until the transaction is settled.  The failure of the other party to the transaction to complete the transaction may cause Risk Parity Fund to miss an advantageous price or yield.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Risk Parity Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the sub-adviser believes Risk Parity Fund can receive on each business day at least two independent bids or offers.  However, there can be no assurance that a liquid secondary market will exist at any specific time.  Thus, it may not be possible to close an options or futures position.  The inability to close options and futures positions also could have an adverse impact on Risk Parity Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by Risk Parity Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom Risk Parity Fund has an open position in an option, a futures contract or related option.

To the extent that Risk Parity Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose Risk Parity Fund to the effects of leverage, which could increase Risk Parity Fund’s exposure to the market and magnify potential losses.  The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures.

Risk Parity Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

(c)	Foreign Securities, Instruments, Currencies and Transactions and Specific Risks

Participatory Notes

Risk Parity Fund may invest in participatory notes.  Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities which are not registered with the Securities and Exchange Board of India.  The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general.  See “Principal Investment Risks" in the Prospectus for a discussion of the risks of investing in foreign securities.  Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors.  Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors.  However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

Opals

Risk Parity Fund may invest in optimized portfolio as listed securities (“OPALS”).   OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country.  Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities and also have the risk that they will not track the underlying index.  See “Principal Investment Risks-Foreign Securities” in the Prospectus. In addition, because the OPALS are not registered under applicable securities laws, they may only be sold to certain classes of investors, and it may be more difficult for Risk Parity Fund to sell OPALS than other types of securities.  However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

Depositary Receipts

Risk Parity Fund may invest in American Depositary Receipts (“American Depositary Receipts, or ADRs,”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). American Depositary Receipts, or ADRs, EDRs and GDRs (collectively, “Depositary Receipts”) are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  American Depositary Receipts, or ADRs, are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, American Depositary Receipts, or ADRs, continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.  Depositary Receipts may be sponsored or unsponsored.  Unsponsored Depositary Receipts are established without the participation of the issuer.  Unsponsored Depositary Receipts differ from Depositary Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since Risk Parity Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of Risk Parity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and Risk Parity Fund may incur costs in connection with conversions between various currencies.  Risk Parity Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Risk Parity Fund will generally not enter into a forward contract with a term of greater than one year. Risk Parity Fund’s custodian (as defined below) will place cash or liquid securities into a segregated account of the series in an amount equal to the value of Risk Parity Fund’s total assets committed to the consummation of forward foreign currency exchange contracts.  If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of Risk Parity Fund’s commitments with respect to such contracts.

Risk Parity Fund will generally enter into forward foreign currency exchange contracts under two circumstances.  First, when Risk Parity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, Risk Parity Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when Risk Parity Fund’s sub-adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of Risk Parity Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, Risk Parity Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies.  In such a case, Risk Parity Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in Risk Parity Fund.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Under certain circumstances, Risk Parity Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. Risk Parity Fund’s sub-adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of Risk Parity Fund and the flexibility of Risk Parity Fund to purchase additional securities.  Other than as set forth above, Risk Parity Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate Risk Parity Fund to deliver an amount of foreign currency in excess of the value of Risk Parity Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies.  However, Risk Parity Fund’s sub-adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of Risk Parity Fund will be served.

At the maturity of a forward contract, Risk Parity Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for Risk Parity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency Risk Parity Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Risk Parity Fund is obligated to deliver.

If Risk Parity Fund retains the portfolio security and engages in an offsetting transaction, Risk Parity Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If Risk Parity Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between Risk Parity Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, Risk Parity Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, Risk Parity Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Risk Parity Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Risk Parity Fund’s sub-adviser.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs)

ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks.  YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.  Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

(d)	Alternative Strategies

At times, the sub-adviser may judge that market conditions make pursuing Risk Parity Fund’s investment strategies inconsistent with the best interests of its shareholders.  Risk Parity Fund’s sub-adviser may then temporarily use alternative strategies that are mainly designed to limit Risk Parity Fund’s losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of Risk Parity Fund.  Although Risk Parity Fund’s sub-adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions.  These strategies may cause Risk Parity Fund to miss out on investment opportunities, and may prevent Risk Parity Fund from achieving its goal.

(e)	Portfolio Turnover

A change in securities held by Risk Parity Fund is known as “portfolio turnover” and almost always involves the payment by Risk Parity Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by Risk Parity Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed.  Portfolio turnover is not a limiting factor with respect to investment decisions by Risk Parity Fund.

The Fund is new and does not have any historical portfolio turnover rates.  The Fund expects that its annual turnover rate will be between 50 percent and 100 percent.

(f)	Description of Benchmark Indices

The following are descriptions of indices against which Risk Parity Fund measures its performance.

Risk Parity Fund measures its performance against the MSCI Emerging Markets IndexSM. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.  As of February 1, 2013, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Emerging Markets Index is a service mark of MSCI Inc. or its subsidiaries.

INVESTMENT POLICIES

Fundamental Investment Policies.

Risk Parity Fund has adopted certain fundamental investment policies, as listed below, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of Risk Parity Fund.  For this purpose, a majority of the outstanding shares of Risk Parity Fund means the vote of the lesser of: (a) 67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or (b) more than 50 percent of the outstanding shares of Risk Parity Fund.

Risk Parity Fund’s fundamental investment policies are as follows:

(g) Risk Parity Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(h) Risk Parity Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(i) Risk Parity Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(j) Risk Parity Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(k) Risk Parity Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(l) Risk Parity Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(m) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, Risk Parity Fund may not make any investment if, as a result, Risk Parity Fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (a) above, the 1940 Act permits Risk Parity Fund to borrow money in amounts of up to one-third of Risk Parity Fund’s total assets from banks for any purpose, and to borrow up to 5 percent of Risk Parity Fund’s total assets from banks or other lenders for temporary purposes.  (Total assets include the amounts being borrowed.)  To limit the risks attendant to borrowing, the 1940 Act requires Risk Parity Fund to maintain at all times an “asset coverage” of at least 300 percent of the amount of its borrowings. Asset coverage means the ratio that the value of Risk Parity Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. The policy in (a) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (b) above, the 1940 Act does not prohibit Risk Parity Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits Risk Parity Fund to have underwriting commitments of up to 25 percent of its assets under certain circumstances.  Those circumstances currently are that the amount of Risk Parity Fund’s underwriting commitments, when added to the value of Risk Parity Fund’s investments in issuers where Risk Parity Fund owns more than 10 percent of the outstanding voting securities of those issuers, cannot exceed the 25 percent cap.  A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).  Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities.  There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.  These risks could apply to a fund investing in restricted securities.  Although it is not believed that the application of the 1933 Act provisions described above would cause Risk Parity Fund to be engaged in the business of underwriting, the policy in (b) above will be interpreted not to prevent Risk Parity Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether Risk Parity Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (c) above, the 1940 Act does not prohibit Risk Parity Fund from making loans.  SEC staff interpretations, however, currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  The policy in (c) above will be interpreted not to prevent Risk Parity Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (d) above, “senior securities” are defined as Risk Parity Fund obligations that have a priority over Risk Parity Fund’s shares with respect to the payment of dividends or the distribution of Risk Parity Fund assets.  The 1940 Act prohibits Risk Parity Fund from issuing senior securities except that Risk Parity Fund may borrow money in amounts of up to one-third of Risk Parity Fund’s total assets from banks for any purpose.  Risk Parity Fund may also borrow up to 5 percent of Risk Parity Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The policy in (d) above will be interpreted not to prevent collateral arrangements with respect to options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (e) above, the 1940 Act does not prohibit Risk Parity Fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase.  The policy in (e) above will be interpreted not to prevent Risk Parity Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (f) above, the 1940 Act does not prohibit Risk Parity Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures).   There may also be storage charges and risks of loss associated with physical commodities.  The policy in (f) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (g) above, the 1940 Act does not define what constitutes “concentration” in an industry.  An investment of 25 percent or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The policy in (g) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include related groups of industries.  The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.  Except as disclosed in Risk Parity Fund’s Prospectus, there also will be no limit on investment in issuers domiciled in a single jurisdiction or country.  The policy also will be interpreted to give broad authority to Risk Parity Fund as to how to classify issuers within or among industries or groups of industries.

Risk Parity Fund’s fundamental policies are written and will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification Policy

The 1940 Act requires each “management company,” such as Risk Parity Fund, be classified as a “diversified company” or a “non-diversified company.”  A “diversified company” is a management company that meets the following requirements: At least 75 percent of the value of its total assets is represented by (a) cash and cash items (including receivables), (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of such management company and (ii) not more than 10 percent of the outstanding voting securities of such issuer.  A “non-diversified company” is any management company other than a diversified company.

Risk Parity Fund is classified as a “non-diversified company.”  Risk Parity Fund typically maintains a portfolio that would meet the requirements of a diversified company.  However, when Risk Parity Fund’s sub-adviser believes that it is in the best interests of Risk Parity Fund and its shareholders, Risk Parity Fund takes positions in certain issuers that would cause Risk Parity Fund to be non-diversified.  At such times when Risk Parity Fund is non-diversified, it is more vulnerable to the risks associated with its large investments.  For example, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund.  It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

The Trust’s Board of Trustees may, at any time, and without shareholder approval, determine to reclassify Risk Parity Fund as a diversified company.  If Risk Parity Fund were to become a diversified company, the 1940 Act currently requires that Risk Parity Fund’s shareholders approve any reclassification to non-diversified.

Notwithstanding Risk Parity Fund’s classification as a non-diversified company, federal income tax laws that Risk Parity Fund has elected to follow require that Risk Parity Fund’s portfolio periodically meet various diversification tests.  Those tests are substantially different from the requirements applicable to a diversified company under the 1940 Act.  See “Taxation,” below.

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.  Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998 – Present); Director, NewPage Corporation, NewPage Holding Corporation and NewPage Group, Inc. (2006-2012)	6	None
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/ Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present)	6	None
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998 – 2008); Director, Merrimack County Savings Bank (2005 – Present); Director, Merrimack Bank Corp. (2005 – Present)	6	None

Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	6	None

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
Willard L. Umphrey2 (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC;  USB Corporation; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985 – 9/30/2004)	N/A
Everest USB Canadian
Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000-2004); Compliance Attorney, Forefield, Inc. (software provider) (2001-2004) and Compliance Consultant (2007 to present)

				N/A	None
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Kelly Lavari (Born: April 1967)	Clerk	(November 2010 to Present)	Regulatory Compliance Manager (since April 2008), Legal and Compliance Associate (4/2005-4/2008) Pear Tree Advisors, Inc.	N/A	None
Notes:

1.
The principal occupations of the Trustees and officers of the Trust for the last 5 years have been with the employers shown above; although in some cases they have held different positions with such employers.

2.
Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees of the Trust

The Trustees of the Trust are responsible for the oversight of the business of the Trust.  The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds.  The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager as well as a sub-adviser, administrator, transfer agent, distributor and custodian.  The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight.  The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.

Leadership Structure and the Board of Trustees.

The Board is currently composed of five Trustees, including four Trustees who are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”).  The other Trustee is affiliated with each of the Manager and the Distributor.

The Board has appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor.  The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Board meetings.  The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees.  The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.  In addition, the Audit Committee provides for: (a) effective oversight of accounting and financial reporting responsibilities, and (b) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues.  Except for any duties specified herein or pursuant to the Trust’s Second Amended and Restated Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The Board conducts an annual evaluation of the performance of the Board, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Board’s oversight of the Pear Tree Funds, and (iii) the Board’s development and implementation of governance policies.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.

Mr. Armstrong, from 2006-2012, previously served on the Board of Directors for NewPage Corporation, NewPage Holding Corporation, and NewPage Group, Inc., which during the past 5 years have had a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act.

Oversight of Risk.

The Board oversees risk as part of its general oversight of the Pear Tree Funds.  The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Pear Tree Funds’ officers, the Manager, the Distributor and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds.  The Board recognizes that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Board and Audit Committee activities, including the following: (a) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (b) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the sub-adviser; (c) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (d) receiving and reviewing reports regarding key service providers; (e) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (f) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Board has established one standing committee, as described below:

Audit Committee.

The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; to appoint or replace the independent registered public accounting firm (the “Auditor”) for the Trust and to act as a liaison between the Auditor and the full Board.  The Audit Committee is composed of all of the Independent Trustees.  Mr. Marshall is the Chairman of the Audit Committee.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (a) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (b) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment by the Board, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (d) to act as a liaison between the Auditor and the Board.

The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to the full Board candidates for consideration as nominees to serve as Independent Trustees.  Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.

The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  During the fiscal year ended March 31, 2013 the Audit Committee met three times.

Trustees’ Qualifications and Experience.

The governing documents for the Trust do not set forth any specific qualifications that a person must meet in order to serve as a Trustee.  As noted above, a majority of the Board are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his duties effectively has been attained through: (a) the individual’s business and professional experience and accomplishments; (b) the individual’s experience working with the other Trustees and management; (c) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (d) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor is decisive in determining that an individual should serve as a Trustee.  Set forth below is a brief description of the specific experience of each Trustee.  Additional details regarding the background of each Trustee are included in the chart earlier in this section.

Robert M. Armstrong. Mr. Armstrong has served as a Trustee since 1985.  Mr. Armstrong has more than 30 years of business experience in the real estate and consulting areas, including serving as a chief financial officer.  Mr. Armstrong has also served on the board of a public company.

John M. Bulbrook.  Mr. Bulbrook has served as a Trustee since 1985.  He serves as the current Lead Independent Trustee.  Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.

William H. Dunlap.  Mr. Dunlap has served as a Trustee since 2006.  Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience.  Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.

Clinton S. Marshall.  Mr. Marshall has served as a Trustee since 2003.  He currently serves as the Chairman of the Audit Committee.  Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer.  Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England.  Additionally, Mr. Marshall has also served on the board of directors of other corporations.

Willard L. Umphrey.  Mr. Umphrey has served as a Trustee since 1985.  He is the President of the Manager and a director of the Distributor.

Trustee Compensation

The Pear Tree Funds currently pay each Independent Trustee an annual retainer of $28,000.  Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer of $3,000.  The pro rata share of such compensation paid by Risk Parity Fund is based on Risk Parity Fund’s average net assets as a percentage of the average net assets of all of the Pear Tree Funds.

COMPENSATION TABLE
for the fiscal year ended March 31, 2013

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong	$27,000	N/A	N/A	$27,000
John M. Bulbrook	$30,000	N/A	N/A	$30,000
William H. Dunlap	$27,000	N/A	N/A	$27,000
Clinton S. Marshall	$30,000	N/A	N/A	$30,000

For the fiscal year ended March 31, 2013 each Independent Trustee was paid a retainer of $27,000 per annum.  Additionally, the Chairman of the Audit Committee was paid an additional retainer of $3,000 per annum.

The Second Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Second Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

As of June 5, 2013, the officers and Trustees as a group did not own any Ordinary Shares and Institutional Shares of Risk Parity Fund.

TRUSTEE SHARE OWNERSHIP TABLE

For the Calendar Year ended December 31, 2012

INDEPENDENT TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities of Risk Parity Fund	Aggregate Dollar Range of Equity Securities Pear Tree Fund Complex
Robert M. Armstrong	None	$50,001 - $100,000
John M. Bulbrook	None	Over $100,000
William H. Dunlap	None	$10,001 - $50,000
Clinton S. Marshall	None	$10,001 - $50,000

INTERESTED TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities Risk Parity Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Willard L. Umphrey	None	Over $100,000

PRINCIPAL SHAREHOLDERS

As of the date of this SAI, there are no outstanding Ordinary and Institutional Shares of Risk Parity Fund.

THE MANAGER AND THE SUB-ADVISER

The Manager

The Manager is an affiliate of U.S. Boston Capital Corporation, the Pear Tree Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation.  Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

The Management Contract

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage a Pear Tree Fund itself or select a sub-adviser to manage the Fund.  In the latter case, the Manager monitors the sub-advisers’ investment program and results, reviews brokerage matters, oversees compliance by the Pear Tree Funds with various federal and state statutes and the Pear Tree Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees.  In each case, the Manager also provides the Pear Tree Funds with office space, office equipment, and personnel necessary to operate and administer the Pear Tree Funds’ business, and provides general management and administrative services to the Pear Tree Funds, including overall supervisory responsibility for the management and investment of the Pear Tree Funds’ securities portfolios and for the provision of services by third parties such as the Pear Tree Funds’ custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (a) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Pear Tree Funds, and by (b) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Pear Tree Fund.  The Management Contract automatically terminates on assignment, and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Pear Tree Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Pear Tree Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Pear Tree Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.

Pear Tree Fund expenses generally are allocated among and charged to the assets of the respective the Pear Tree Funds, and then further allocated between the class thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”).  Allocations for most expenses (other than those expenses that may be specifically allocated to a specific Pear Tree Fund and class) are based on the relative net assets of each Pear Tree Fund and Class.  In addition, the Board approves fee waivers and expense reimbursements for certain costs associated with providing regulatory and compliance services to the Pear Tree Funds.  The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees.  The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a sub-adviser (an “advisory contract”) without obtaining shareholder approval.  With Trustee approval, the Manager may employ a new sub-adviser for a Pear Tree Fund, change the terms of the advisory contracts, or enter into new advisory contracts with an unaffiliated sub-adviser.  The Manager retains ultimate responsibility to oversee the sub-advisers and to recommend their hiring, termination, and replacement.  Shareholders of a Pear Tree Fund continue to have the right to terminate the advisory contract applicable to that Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund.  Shareholders will be notified of any sub-adviser changes or other material amendments to an advisory contract that occurs under these arrangements.

As compensation for services rendered, Risk Parity Fund pays the Manager a monthly management fee at an annual rate as follows: when the average daily net assets of Risk Parity Fund are between $0 and $300 million, the fee is 0.60 percent; when the average daily net assets of Risk Parity Fund are between $300 million and $600 million, the fee is 0.65 percent; and when the average daily net assets of Risk Parity Fund exceed $600 million, the fee is 0.70%.

As of the date of this SAI, the Manager did not receive any fees from Risk Parity Fund because Risk Parity Fund is new.

The Sub-Adviser

PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, Boston, Massachusetts 02110, serves as the sub-adviser to Risk Parity Fund.  As of April 30, 2013, PanAgora had $35 billion in assets under management in portfolios of institutional pension and endowment funds, among others.  PanAgora’s principal shareholders are PanAgora employees and Putnam Investments, LLC.  Putnam Investments, LLC is owned by Power Financial Corporation/Great-West Life of Canada, and Nippon Life Insurance of Japan.

Advisory Contract

The Manager has an advisory contract relating to Risk Parity Fund with PanAgora (the “Advisory Contract”).  Pursuant to the Advisory Contract, the sub-adviser to Risk Parity Fund furnishes an investment program for Risk Parity Fund, makes investment decisions on behalf of Risk Parity Fund, places all orders for the purchase and sale of portfolio investments for Risk Parity Fund’s account with brokers or dealers selected by such sub-adviser and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its inception date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of PanAgora, the Manager or the Pear Tree Funds, and by (b) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of Risk Parity Fund.  The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of Risk Parity Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by PanAgora on not less than 30 days’  or more than 60 days’ written notice.  The Advisory Contract may be amended without a vote of the shareholders of Risk Parity Fund.  The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to Risk Parity Fund.

The Advisory Contract provides that PanAgora shall not be subject to any liability to Risk Parity Fund or to the Manager or to any shareholder of the Pear Tree Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of PanAgora.

For services rendered, the Manager pays to PanAgora a fee based on a percentage of the average daily total net assets of Risk Parity Fund.  The fee for each Pear Tree Fund is determined separately.  Currently, the fees paid by the Manager to PanAgora are at an annual rate as follows: when the average daily net assets of the Risk Parity Fund are between $0 and $300 million, the fee is 0.25 percent; when the average daily net assets of Risk Parity Fund are between $300 million and $600 million, the fee is 0.30 percent; and when the average daily net assets of Risk Parity Fund exceed $600 million, the fee is 0.35 percent.

As of the date of this SAI, PanAgora did not receive any fees from Risk Parity Fund because Risk Parity Fund is new.

Portfolio Managers

The portfolio managers for Risk Parity Fund are listed below. In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Pear Tree Fund for which he or she serves as portfolio manager. The following table shows, as of April 30, 2013, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Portfolio Manager	Category	Number of All Accounts	Total Assets of All Accounts1	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Edward Qian	Registered Investment Companies	4	393.2M	0	0
	Other Pooled Investment Vehicles	13	2,088.1M	0	0
	Other Accounts	54	5,477.1M	11	656.9M
Bryan Belton	Registered Investment Companies	1	333.2M	0	0
	Other Pooled Investment Vehicles	4	486.1M	0	0
	Other Accounts	34	2,349.8M	10	206.0M

The following table shows the dollar range of shares of Risk Parity Fund that were beneficially owned by each portfolio manager as of Risk Parity Fund’s most recently ended fiscal year.

Portfolio Manager	Dollar Range of Equity Securities Owned
	None	$1-$10,000	$10,001-$50,000	$50,0001-100,000	$100,001-$500,000	$500,001- $1,000,000	Over $1,000,000
Edward Qian	X
Bryan Belton	X

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of Risk Parity Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among Risk Parity Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between Risk Parity Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to Risk Parity Fund.  In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Sub-Adviser Compensation Structure and Method Used to Determine Compensation

Portfolio managers at PanAgora for Risk Parity Fund receive a fixed base salary and a discretionary bonus. Discretionary bonuses are based on total firm performance as well as individual employee objectives, which may include investment performance as measured against the performance of the S&P 500 Index, the Russell 2000 Index, the MSCI EM Index, and the MSCI EAFE (the length of time over which such performance is measured may vary) and each portfolio manager’s role in raising or retaining assets. PanAgora may consider sharing a portion of a performance fee received, if applicable, with the management team.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor

U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Risk Parity Fund’s shares on a continuous basis pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of Risk Parity Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of Risk Parity Funds.

Distribution Plan

Risk Parity Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of Risk Parity Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of Risk Parity Fund’s Ordinary shares.  Risk Parity Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of Risk Parity Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.  The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, Risk Parity Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing.  Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Pear Tree Funds and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose.  The 12b-1 Plan may be terminated as to Risk Parity Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of Risk Parity Fund.  All material amendments to the 12b-1 Plan as they relate to Risk Parity Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of Risk Parity Fund.  The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

Prior to approving the 12b-1 Plan, the Trustees considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit Risk Parity Fund, its Ordinary class, and the Ordinary class’s shareholders. The Trustees noted that to the extent the plan allows Risk Parity Fund to sell Ordinary class shares in markets to which it would not otherwise have access, the plan may result in additional sales of Risk Parity Fund shares. This may enable Risk Parity Fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

As of the date of this SAI, the Distributor did not receive any 12b-1 fees because Risk Parity Fund is new.

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements

In addition to payments made by Risk Parity Fund to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates (including the Distributor) out of its own assets (and not the Risk Parity Fund’s assets).

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares of Risk Parity Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of Risk Parity Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record.  In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Risk Parity Fund.  In this regard, the Manager has established arrangements for Risk Parity Fund to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets in Risk Parity Fund maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of Risk Parity Fund, and any remainder is paid by the Manager out of its own assets (and not Risk Parity Fund’s assets).

The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of Risk Parity Fund), which include resources that derive from compensation for providing services to Risk Parity Fund.  Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of Risk Parity Fund as set forth in the “Fees and Expenses” table in the Prospectus.  These additional payments are described below.  The Pear Tree Funds, the Manager and the sub-advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients.  Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote Risk Parity Fund over other mutual funds or cooperate with the Distributor’s promotional efforts.  The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Risk Parity Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Risk Parity Fund shares and the retention of those investments by clients of financial intermediaries.  In certain cases these payments could be significant to the financial intermediary.  The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus.  Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of Risk Parity Fund or retain shares of Risk Parity Fund in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Risk Parity Fund with respect to those assets.

Administrative and Processing Support Payments.  Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Risk Parity Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that Risk Parity Fund does not pay for these costs directly.  Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Risk Parity Fund shares in connection with client account maintenance support, statement preparation and transaction processing.  The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The same financial intermediary may receive payments under more than one arrangement described herein.  Many financial intermediaries that sell shares of Risk Parity Fund receive one or more types of these payments.  A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of May 31, 2013, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:

Ascensus/Frontier Trust/RJ Robb Variable Corp
Benefit Plan Adm/Hand Securities
Charles Schwab & Co., Inc.
CPI (Qualified Plan Consulting, Inc.)
Fidelity Institutional Operations Co.
GWFS Equities, Inc.
JP Morgan Retirement Services
MSCS/MG Trust
Marshall & Ilsley Trust Company, N.A.
Merrill Lynch
Mid Atlantic
Morgan Stanley Smith Barney
National Financial Services LLC
NY Life
Pershing LLC
Raymond James Assoc.
Reliance Trust Company
T Rowe Price
TD Ameritrade
TD Ameritrade Trust Company
The Retirement Plan Company /GoldK
Trust Company of America/TC Advisors Network
UBS Financial Services
Vanguard Brokerage Services
Wilmington Trust Company
Wilmington Trust Retirement Institutional Services

Please contact your financial intermediary for details about any payments it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.

OTHER SERVICE PROVIDERS

Custodian

State Street Bank & Trust Company (the “Custodian”) is the custodian of Risk Parity Fund’s securities and cash. The Custodian’s responsibilities include safekeeping and controlling Risk Parity Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on Risk Parity Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of Risk Parity Fund.  The Custodian does not determine the investment policies of Risk Parity Fund or decide which securities Risk Parity Fund will buy or sell.  Risk Parity Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.  Custodial services are performed at the Custodian’s office at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Administrator

Pear Tree Advisors, Inc. (“Administrator”) provides certain administrative services to Risk Parity Fund under an Administration Agreement.   As of the date of this SAI, the Administrator has not received a fee because Risk Parity Fund is new.

Transfer Agent

Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for Risk Parity Fund.  Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151.  The Transfer Agent receives a base fee of 0.16 percent of average total net asset value of each class of shares of Risk Parity Fund.  The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.  In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent.  The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of Risk Parity Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).

For example, Risk Parity Fund shares may be owned by certain intermediaries for the benefit of their customers.  Because the Transfer Agent often does not maintain Risk Parity Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.  In addition, retirement plans may hold Risk Parity Fund shares in the name of the plan, rather than in the name of the participant.  Plan record keepers, who may have affiliated financial intermediaries who sell shares of Risk Parity Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate.  Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries.  For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets.  Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or Risk Parity Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for Risk Parity Fund.  The independent registered public accounting firm conducts an annual audit of Risk Parity Fund’s financial statements, assists in the preparation of federal and state income tax returns and consults with Risk Parity Fund as to matters of accounting and federal and state income taxation.

The Risk Parity Fund’s financial statements and financial highlights for the fiscal year ended March 31, 2014 and report of the independent registered public accounting firm in the Risk Parity Fund’s Annual Report, when available, are incorporated herein by reference.

Counsel to the Independent Trustees and the Funds

Nutter McClennen & Fish LLP, Seaport West, 155 Seaport Boulevard, Boston, Massachusetts 02210, serves as counsel to the Pear Tree Funds and the Independent Trustees.

PORTFOLIO TRANSACTIONS

Investment Decisions.

Investment decisions for Risk Parity Fund are made by the Manager or PanAgora with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client.  It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Transactions on stock exchanges and other agency transactions involve the payment by Risk Parity Fund of negotiated brokerage commissions.  Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by Risk Parity Fund usually includes an undisclosed dealer commission or mark-up.  In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for Risk Parity Fund are placed, and securities for Risk Parity Fund bought and sold, through a number of brokers and dealers.  In so doing, the Manager or PanAgora uses its best efforts to obtain for Risk Parity Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below.  In seeking the most favorable price and execution, the Manager or PanAgora, having in mind Risk Parity Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers.  Consistent with this practice, each sub-adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or PanAgora place Risk Parity Fund’s portfolio transactions.  These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.  Some of these services are of value to PanAgora or the Manager in advising various of their clients (including Risk Parity Fund), although not all of these services are necessarily useful and of value in advising Risk Parity Fund.  The fees paid to PanAgora by the Manager or paid to the Manager by Risk Parity Fund are not reduced because PanAgora or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by the Advisory Contract, the Manager or PanAgora  may cause Risk Parity Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or PanAgora an amount of disclosed commission for effecting a securities transaction for Risk Parity Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.  The Manager’s or PanAgora’s authority to cause Risk Parity Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with FINRA Rules and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or PanAgora may use broker-dealers who sell shares of Risk Parity Fund to execute portfolio transactions for Risk Parity Fund.

Pursuant to conditions set forth in rules of the SEC, Risk Parity Fund may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U.S. Boston Capital Corporation itself).  The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Pear Tree Fund.

As of the date of this SAI, Risk Parity Fund did not pay any brokerage commission because Risk Parity Fund is new.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities.  These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties


The Manager or a sub-adviser may disclose Risk Parity Fund’s portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

o there is a legitimate business purpose for the disclosure; and
o the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.
 A legitimate business purpose includes disseminating or providing access to portfolio information to:
o the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;
o a newly hired sub-adviser prior to the sub-adviser commencing its duties;
o the sub-adviser of a Pear Tree Fund that will be the surviving Pear Tree Fund in a merger; and
o firms that provide pricing services, proxy voting services and research and trading services.
 The confidentiality agreement must contain the following provisions:
o The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;

o The information may not be traded upon; and
o The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.
Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers:

Name of Entity	Type of Service	Frequency	Lag Time
State Street Bank & Trust Company	Custodian, Pricing Agent	Daily	None
Tait Weller & Baker LLP	Audit	As needed	None
Nutter McClennen & Fish LLP	Legal	As needed	None
Securities Finance Trust Company	Securities Lending	Daily	None
ISS Governance	Proxy Voting	Daily	None
Proxy Edge	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
Brown Brothers Harriman	Trade Communication with Custodians	Daily	None

The information that may be disseminated to such outside parties is limited to information that the sub-adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

	Non-public portfolio information may not be disseminated for compensation or other consideration.

The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.


Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust’s Board at its next regularly scheduled meeting.

Dissemination within the Manager and PanAgora

 Dissemination of nonpublic portfolio information to employees of the Manager and PanAgora shall be limited to those persons:
o who are subject to a duty to keep such information confidential; and
o who need to receive the information as part of their duties.
Dissemination to Shareholders


As a general matter, the Trust disseminates portfolio holdings to shareholders in the Annual or Semi-annual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

Shareholder Reports.  The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders.  These reports must be mailed within 60 days after the end of the reporting period.  These reports are filed with the SEC.

Form N-Q.  The Trust is required to file their complete portfolio holdings on Form N-Q as of the close of the first and third quarters of each year.  The reports must be filed with the SEC not later than 60 days after the close of the quarter.

On the Trust’s website www.peartreefunds.com.   Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Board, including a review of any exceptions permitted under the policy.

SHARES OF THE TRUST

Pear Tree Fund Shares, Generally

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series.  Shares are presently divided into six series of shares, the Pear Tree Funds, each comprised of two classes of shares:  Ordinary Shares and Institutional Shares.  There are no rights of conversion between shares of different Pear Tree Funds granted by the Second Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of a Pear Tree Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees.  Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares.  Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds.  Shareholders have no preemptive rights.  The Pear Tree Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds.  However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees.  The Second Amended and Restated Agreement and Declaration of Trust provides for indemnification out of a Pear Tree Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.

Code of Ethics

The Trust, the Manager, PanAgora and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act.  The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

How to Invest

The procedures for purchasing shares of the Risk Parity Fund are summarized in the Prospectus under the caption HOW TO PURCHASE.

Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf.  Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Risk Parity Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order.  Purchase and redemption orders will be priced at the net asset value per share of Risk Parity Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by Risk Parity Fund.

Exchange of Securities for Shares of the Pear Tree Funds

Applications to exchange common stocks for Risk Parity Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by Risk Parity Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance.  Shares of Risk Parity Fund are issued at net asset value determined as of the same time.  All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

Open Account System.

Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1.
You may make additional investments in a Pear Tree Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.

2.	You may select one of the following distribution options which best fits your needs.
* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application.  The Reinvestment Plan Option will automatically be assigned unless you select a different option.  Dividends and distributions paid on a class of shares of a Pear Tree Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3.	You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.
The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Pear Tree Fund are borne by that class as an expense of all shareholders of that class.  However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched.  There is a minimum fee of $5.  The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Tax Deferred Retirement Plans.

Accounts Offered by Pear Tree Funds.  The Pear Tree Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

•	Traditional Individual Retirement Accounts (IRAs)
•	Roth IRAs
•	Simplified Employee Pension Plans (SEP-IRAs)
Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor.  There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts.  Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans.  The following is some very general information about them.

Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income.  Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible.  However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

Other Retirement Plans.  Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

How to Exchange

The procedures for exchanging shares of Risk Parity Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of Risk Parity Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of Risk Parity Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of Pear Tree Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.

The exchange of shares of one class of Risk Parity Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.

How To Redeem

The procedures for redeeming shares of Risk Parity Fund are described in the Prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Pear Tree Funds reserve the right to take up to three (3) business days to make payment.  This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes.  If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Board determines it to be advisable and in the interest of the remaining shareholders of a Pear Tree Fund.  The redemptions in kind of Risk Parity Fund will be selected by the Manager or PanAgora in light of Risk Parity Fund’s objective and will not generally represent a pro rata distribution of each security held in Risk Parity Fund’s portfolio.  If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.  However, the Pear Tree Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which Risk Parity Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or one (1) percent of the total net asset value of Risk Parity Fund at the beginning of such period.  A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds.  Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations.  If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions.  The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading

The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds.  See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.

Calculation of Net Asset Value

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities, where no such sales have been recently reported, Risk Parity Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, Risk Parity Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect Risk Parity Fund’s NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of Risk Parity Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of Risk Parity Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

Risk Parity Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

• Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that Risk Parity Fund has the ability to access.

• Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing Risk Parity Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of Risk Parity Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:00 p.m.  Eastern time upon the close of business on the primary exchange for such securities.  The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times.  Foreign currency exchange rates are also generally determined prior to 4:00 p.m. Eastern time.  Occasionally, events affecting the value of such securities may occur between such times and 4:00 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures approved by the Trustees.

Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund.  12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan.  General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.

Price of Shares

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fund after the time of the determination of the net asset value will be entered at the next calculated offering price.  Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds.  For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Pear Tree Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price.  The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open.  If, for example, the Exchange closes at 1:00 p.m., a Pear Tree Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

Distributions

Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders, which includes the Risk Parity Fund and its shareholders.  This discussion does not provide a detailed explanation of all tax consequences, and cannot address the particular circumstances of any individual shareholder.  Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds.  This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.  This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Pear Tree Fund intends to elect each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code.  As described below, for so long as a Pear Tree Fund continues to qualify as a RIC, such Fund generally will not be subject to taxation at the Pear Tree Fund level on the investment company taxable income and the net capital gains that it distributes to its shareholders.

In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.

A Pear Tree Fund will meet the income test if it derives at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).

The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ‘‘qualified publicly traded partnerships’’ (as defined in the Code).

The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

As a RIC, a Pear Tree Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus at least 98.2 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by a Pear Tree Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Pear Tree Fund fails to qualify as a RIC and be accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income.  In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders.  Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders.  If a Pear Tree Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC in any subsequent year.  Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of a Pear Tree Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations, provided that the Pear Tree Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend.  If a portion of a Pear Tree Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction.  Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date.  Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234.  Pursuant to Code section 1234, the premium received by a Pear Tree Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund.  If a Pear Tree Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by a Pear Tree Fund’s exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Pear Tree Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Pear Tree Fund may invest are “section 1256 contracts.”  Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts held by a Pear Tree Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.  Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Pear Tree Fund.  In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Pear Tree Fund of engaging in hedging transactions are not entirely clear.  Hedging transactions may increase the amount of short-term capital gain realized by a Pear Tree Fund which is taxed as ordinary income when distributed to shareholders.  Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Pear Tree Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.  Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Pear Tree Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Pear Tree Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property.  Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.  Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unheeded throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, a Pear Tree Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender.  Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if a Pear Tree Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Pear Tree Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Pear Tree Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Pear Tree Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Pear Tree Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock.  The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock.  The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock.  Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s investment company taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders.  Alternatively, a Pear Tree Fund may elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income.  A Pear Tree Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it’s pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Pear Tree Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by a Pear Tree Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50 percent of the value of a Pear Tree Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund.  Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income.  For this purpose, if a Pear Tree Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders.  With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.  The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Pear Tree Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Pear Tree Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a Pear Tree Fund fails to satisfy its holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law.  Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.

A Pear Tree Fund may be required to withhold U.S. federal income tax at the rate of 28 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation.  The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund.  Further, the Pear Tree Funds from time-to-time may make certain types of investments which are not addressed in this brief summary.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegates responsibility for voting proxies to the Manager, subject to the Board’s continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the sub-advisers that actually manage the assets of the Pear Tree Fund.  The Manager and the sub-advisers have their own proxy voting policies and procedures, which the Board has reviewed.  The Manager’s and the sub-advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the sub-advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds.  The Manager’s and the sub-advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Pear Tree Fund and the interests of the Manager or the sub-advisers, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A.  Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 will be available without charge on the Pear Tree Funds website (www.peartreefunds.com), upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission web site at www.sec.gov.

1 For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Part C   Other Information

Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust of U.S. Boston Investment Company(later changed to Quantitative Group of Funds and currently Pear Tree Funds, the “Trust”) dated April 2, 1990 (i)

(1)	Amendment No. 1 dated July 18, 1993, to the Agreement and Declaration of Trust of the Trust dated April 2, 1990(i)

(2)	Establishment and Designation of Class A Shares (action by written consent of the Trustees of the Trust) dated July 26, 2005 (vii)

(3)	Establishment and Designation of Quant Foreign Value Small Cap Fund(action by written consent of the Trustees of the Trust) dated April 29, 2008(x).

(4)
Change in the Names of the Quantitative Small Cap Fund, Quantitative Long/Short Fund, Quantitative Emerging Markets Fund, Quantitative Foreign Value Fund(action by written consent of the Trustees of the Trust) dated April 29, 2008 (x).

(5)	Second Amended and Restated Declaration of Trust of the Trust dated May 26, 2011. (xvi)

(6)
Certificate of the Clerk of the Trust dated May 26, 2011 certifying to resolutions adopted by the Trustees of the Trust designating the separate series of beneficial interests of the Trust (the “Funds”) and the separate classes of beneficial interests of each such series. (xvi)

(7)
Certificate of the Clerk of the Trust dated July 29, 2011 certifying to resolutions adopted by the Trustees of the Trust designating Pear Tree Columbia Micro Cap Fund (the “Fund”) as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Fund.(xvii)

(b)	Amended and Restated By-Laws, Dated October 22, 2008 (xiii).

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)

(1)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (x).

a.	Pear Tree Quality Fund Management Fee Waiver dated May 17, 2012 (xx)
b.	Pear Tree Quality Fund Fee Waiver and Expense Reimbursement Agreement dated May 17, 2012 (xx)

(2)
Amended and Restated Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 1, 2009 relating to Quantitative Small Cap Fund (currently, Pear Tree Columbia Small Cap Fund) (xiii).

(3)
Advisory Contract between the Manager and PanAgora Asset Management, Inc. dated August 3, 2007 relating to Quantitative Emerging Markets Fund (currently, Pear Tree PanAgora Dynamic Emerging Markets Fund) (ix)

(4)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated January 31, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (i)

(5)	Advisory Contract between the Manager and Analytic Investors, LLC dated January 2, 2008 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (ix)

(6)
Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 relating to Quantitative Foreign Value Small Cap Fund (currently, Pear Tree Polaris Foreign Value Small Cap Fund) (xiii).

(7)	Amendment to Advisory Contract between the Manager and Analytic Investors, LLC, dated January 1, 2009 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (xiii)

(8)	Amendment to Advisory Contract between the Manager and Polaris Capital Management, LLC dated January 1, 2009 (xiii)

(9)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management relating to Pear Tree Columbia Micro Cap Fund dated August 1, 2011 (xix)

(10)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 27, 2011 relating to Quant Quality Fund (currently, Pear Tree Quality Fund). (xvi)

(11)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated October 5, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund).(xvi)

(12)	Amendment dated January 1, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund).(xvi)

(13)	Amendment dated November 10, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Manager, LLC (relating to Pear Tree Polaris Foreign Value Fund).(xvi)

(14)	Amended and Restated Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Dynamic Emerging Markets Fund dated February 1, 2012. (xix)

(15)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree Risk Parity Emerging Markets Fund dated June 4, 2013.

(e)

(1)        Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x).

(2)	Form of Specimen Selling Group Agreement (viii)

(f)         Not applicable.

(g)

(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(h)

(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x).

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 (xiii).

(3)        Administration Agreement dated November 1, 2008 (xiii)

(4)	Amendment dated January 27, 2011 to Administration Agreement dated November 1, 2008. (xvi)

(5)	Amendment and Restated Administration Agreement dated May 17, 2012. (xix)

(6)	Amendment dated January 27, 2011 to Amended and Restated Transfer Agent and Service Agreement. (xix)

(7)	Amendment dated August 1, 2011 to Amended and Restated Transfer Agent and Service Agreement. (xix)

(i)         (6)        Opinion of McLaughlin & Hunt LLP dated July 31, 2012 (xx)

(7)        Opinion of Nutter, McClennen & Fish LLP dated June 5, 2013.

(j)         (1)        Consent of Tait, Weller & Baker LLP dated July 31, 2012 (xx)
(2)        Consent of Tait, Weller & Baker LLP dated June 4, 2013.

(k)         Not applicable.

(l)         Not applicable.

(m)	(1) Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement (xiv)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	Multiple Class Plan Pursuant to Rule 18f-3, (xx)

(o)         Not applicable.

(p)         (1)              Code of Ethics for the Fund
(a)      Dated April 2000 (ii)
(b)      Dated July 23, 2003 (iii)
(c)      Dated January 1, 2005 (v)
(d)      Dated January 10, 2008 (ix)
(e)      Dated May 17, 2012(xix)
(f)   Dated July 26, 2012 (xx)

(2)	Code of Ethics - Columbia Partners Dated July 12, 2011 (xviii)

(3)	Code of Ethics - PanAgora Asset Management, Inc. Dated December 31, 2011 (xix)

(4) Code of Ethics - Polaris Capital Management Inc. Dated March 25, 2009 (xiii)

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 (ix)

(q)         Power of Attorney Dated November 11, 2011(xix)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003.

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004.

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005.

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005.

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005.

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein.

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein.

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein.

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein.

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein.

(xiii)	Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009 and incorporated by reference herein.

(xiv)	Previously filed with Post-Effective Amendment No. 42 to the Registration Statement on May 25, 2010 and incorporated by reference herein.

(xv)	Previously filed with Post-Effective Amendment No.43 to the Registration Statement on July 29, 2010 and incorporated by reference herein.

(xvi)	Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on June 1, 2011 and incorporated by reference herein.

(xvii)	Previously filed with Post-Effective Amendment No. 46 to the Registration Statement July 29, 2011 and incorporated by reference herein.

(xviii)	Previously filed with Post-Effective Amendment No. 47 to the Registration Statement August 1, 2011 and incorporated by reference herein.

(xix)	Previously filed with Post-Effective Amendment No. 48 to the Registration Statement June 1, 2012 and incorporated by reference herein

(xx)	Previously filed with Post-Effective Amendment No. 49 to the Registration Statement August 1, 2012 and incorporated by reference herein

Item 29. Persons Controlled by or under common control with the Company.

No person is presently controlled by or under common control with the Pear Tree Funds.

Item 30. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and are hereby incorporated by reference. See Item 28(a)(5) above.  Under the Declaration of Trust, Trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, the  “1940 Act”). Under the 1940 Act, trustees and officers of an investment company such as the Trust may not be protected against liability to the investment company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its Trustees and officers.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Manager is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name                                                                    Business and other connections

Willard L. Umphrey:	President/Treasurer/Clerk/Director, U.S. Boston Insurance Agency, Inc.;
Director/President
Director, U.S. Boston Capital Corporation; President/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC;  Director, U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Pear Tree Funds.

Leon Okurowski:                                         Director/President, U.S. Boston Corporation, USB Corporation;
Director/Vice President	Treasurer/Vice President, Pear Tree Funds.

Deborah A. Kessinger:	President and Chief Compliance Officer, U.S. Boston Capital
Chief Compliance Officer	Corporation; Chief Compliance Officer, Pear Tree Funds; Assistant Clerk, Pear Tree Funds.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old
Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Item 32. Principal Underwriters

(a)	Not applicable.

(b)	The directors and officer of the Registrant’s principal underwriter are:

Positions and                                                       Positions and
Offices with                                                       Offices with
Name                                             Underwriter                                                       Registrant

Deborah A. Kessinger                     President and Chief                                  Chief Compliance Officer and
Compliance Officer                                          Assistant Clerk

Leon Okurowski                                Vice President,                                         Vice President and
Treasurer, Clerk and                                         Treasurer
Director
Willard L. Umphrey                                Director                                         President, Chairman
and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

(c)	Not applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s current and former (within the past six years of the date of this amendment to this Registration Statement) investment sub-advisers:

Pear Tree Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, Massachusetts  01773

Analytic Investors, LLC
555 West Fifth Street, 50th Floor
Los Angeles, California 90013

Columbia Partners, L.L.C., Investment Management
5425 Wisconsin Avenue, Suite 700
Chevy Chase, Maryland  20815

Polaris Capital Management, LLC
125 Summer Street
Boston, Massachusetts  02110

PanAgora Asset Management, LLC
470 Atlantic Avenue, 8th Floor
Boston, Massachusetts  02110

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02111

Registrant’s custodian:

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Registrant’s transfer agent:

Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, Massachusetts  01773

Item 34. Management Services
The Registrant has no management-related service contracts that are not discussed in Part A or B of this form.

Item 35. Undertakings
Not applicable.

[Rest of Page Intentionally Left Blank]

C-

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, and the Commonwealth of Massachusetts, on the 4 day of June, 2013.

PEAR TREE FUNDS
By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong *                                                                                  June 5, 2013
Trustee                                                                    Date

/s/ John M. Bulbrook *                                                                    June 5, 2013
Trustee                                                                    Date

/s/ William H. Dunlap *                                                                    June 5, 2013
Trustee                                                                    Date

/s/ Clinton S. Marshall *                                                                    June 5, 2013
Trustee                                                                    Date

/s/ Willard L. Umphrey*                                                                    June 5, 2013
Trustee                                                                    Date

*By: /s/ Willard L. Umphrey                                                              June 5, 2013
       Willard L. Umphrey                                       Date
      Attorney in Fact

APPENDIX A - VOTING POLICIES

PEAR TREE FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted: July 23, 2003, Amended: August 1, 2011)

I.	Pear Tree Funds’ Policy Statement

Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders.  The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.

II.           Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios.  Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio.  Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors.  Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser.  The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.  These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.           Pear Tree Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.  Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV.           Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.           Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.

B.           Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C.           Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D.      Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.      Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.           Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations.  The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.

V.           Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record.  Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.           Reports to Pear Tree’s Board of Trustees

Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.

PEAR TREE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted July 23, 2003; revised October 21, 2005, revised August 1, 2011)

Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”).  In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.
I.           POLICY
In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds.  Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.
In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser.  In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose.  If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.
II.           RESPONSIBILITY
In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds.  If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors, which consists of the members of the Pear Tree Advisors Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds.  There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.
III.           PROCEDURES
In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.
Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal.  In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.  When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.
Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders.  Proxy votes generally will be cast against proposals having the opposite effect.
IV.           CONFLICTS OF INTEREST
Pear Tree Advisors may have a conflict of interest in voting a particular proxy.  A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships.  Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.
A.           Identifying Conflicts of Interest
The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management.  The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:
1.           Significant Business Relationships – The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship.  Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers.  For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.
2.           Significant Personal or Family Relationships – The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship.  For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy.  Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.  If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.
B.           Determining Whether a Conflict is Material
In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”.  The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest.  To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.
C.           Voting Proxies Involving a Material Conflict
In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:
•
fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.
D.           Documenting Conflicts of Interest
The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter.  Such documentation shall be maintained with the records of Pear Tree Advisors.
V.           RECORDKEEPING AND DISCLOSURE
Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:
•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Pear Tree Advisors casts on behalf of the Funds;

•	a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of each written Fund request for information on how Pear Tree Advisors voted proxies on behalf of the Funds; and

•	a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.

 PROXY VOTING POLICY DISCLOSURE

PanAgora Asset Management, Inc.
Adopted June, 2010

Introduction

PanAgora Asset Management, Inc. (“PanAgora”) seeks to vote proxies in the best interests of its clients.  In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings.  PanAgora takes the view that this will benefit its direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee and Compliance Department.  The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with its policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client ;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate its proxy voting process, PanAgora retains a third party proxy agent with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.  The third party proxy voting agent has provided PanAgora with its proposed proxy voting guidelines.  PanAgora has adopted such guidelines for use in voting proxies of its clients, absent special circumstances, as described below.  The Chief Compliance Officer has delegated the responsibility of working with the third party proxy voting agent to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to its proxy voting agent.  If (i) the request falls within one of the guidelines described above, and (ii) there are no special circumstances relating to that company or proxy which come to PanAgora’s attention (as discussed below), the proxy is voted according to its proxy voting agent’s guidelines as adopted by the Investment Committee.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by the proxy voting policies.  These proxies are identified through a number of methods, including, but not limited to, notification from its third party proxy voting agent, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by PanAgora’s policies,  the Investment Committee is consulted by the Compliance Department for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of its client and those of PanAgora.  If the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, the Investment Committee will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of its clients and make a voting decision based on maximizing the monetary value of each portfolio’s holdings.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict of interest.  An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously.  While PanAgora’s goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take.  The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoids the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action.  First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary.  In such situations, the Investment Committee shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee, in consultation with the Compliance Department, in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager at 617.439.6300, or complianceofficer@panagora.com